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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                    FORM 8-K
                                 _____________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 12, 2001


                             SUNTERRA CORPORATION
            (Exact name of registrant as specified in its charter)


          Maryland                              000-21193                            95-4582157
(State or other jurisdiction            (Commission File Number)         (IRS Employer Identification No.)
      of incorporation)


                            1781 Park Center Drive
                            Orlando, Florida 32835
                              "www.sunterra.com"
                   (Address of Principal Executive Offices)

                                  407-532-1000
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

               See May Monthly Operating Reports for all Sunterra debtors consolidated and the 16 operating entities filed with the United States Bankruptcy Court for the District of Maryland (Baltimore) on July 12, 2001 attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

               Exhibit No.    Description
               -----------    -----------
                   99         May monthly operating reports filed July 12, 2001.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SUNTERRA CORPORATION
                                             (Registrant)


Date: July 17, 2001                          By /s/ Lawrence E. Young
                                               ----------------------------
                                               Lawrence E. Young
                                               Chief Financial Officer
                                               and Vice President